                                                                   Exhibit 99.03

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION


              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-2
              -----------------------------------------------------

                    Monthly Period:                  11/1/01 to
                                                     11/30/01
                    Distribution Date:               12/17/01
                    Transfer Date:                   12/14/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution.
        ------------------------------------------------------

        1. The total amount of the distribution to Date per Certificateholders on the
           Distribution $1,000 original certificate principal amount

                                             Class A                    $2.10222
                                             Class B                    $2.26667
                                             CIA                        $2.52889
                                                                       ---------
                                               Total (Weighted Avg.)    $2.15772

        2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                             Class A                    $2.10222
                                             Class B                    $2.26667
                                             CIA                        $2.52889
                                                                       ---------
                                               Total (Weighted Avg.)    $2.15772

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
       Page 2


          3. The amount of the distribution set
             forth in paragraph 1 above in respect
             of principal on the Certificates, per
             $1,000 original certificate principal
             $1,000 original
                                       Class A                $          0.00000
                                       Class B                $          0.00000
                                       CIA                    $          0.00000
                                                              ------------------
                                       Total (Weighted Avg.)  $          0.00000

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of
             Principal Receivables processed during
             the Monthly Period which were allocated
             in respect of the Certificates
                                       Class A                $    95,069,630.27
                                       Class B                $     7,463,580.36
                                       CIA                    $    12,014,543.99
                                                              ------------------
                                       Total                  $   114,547,754.62

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1) The aggregate amount of Allocations
                  of Finance Charge Receivables
                  processed during the Monthly Period
                  which were allocated in respect of
                  the Certificates
                                       Class A                $    10,010,665.39
                                       Class B                $       785,901.95
                                       CIA                    $     1,265,110.46
                                                              ------------------
                                       Total                  $    12,061,677.80

             (b1) Principal Funding Investment Proceeds
                   (to Class A)                               $             0.00
             (b2) Withdrawals from Reserve Account (to
                   Class A)                                   $             0.00
                                                              ------------------
                  Class A Available Funds                     $    10,010,665.39

          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a)  The aggregate amount of Principal
                  Receivables in the Trust as of 11/30/01     $31,590,712,417.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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             (b) Invested Amount as of 11/30/01
                 (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                            Class A             $660,000,000.00
                                            Class B             $ 51,700,000.00
                                            CIA                 $ 83,500,000.00
                                                                ---------------
                                            Total               $795,200,000.00

             (c) The Floating Allocation Percentage:
                                            Class A                       2.089%
                                            Class B                       0.164%
                                            CIA                           0.264%
                                                                          -----
                                            Total                         2.517%

             (d) During the Accumulation Period:
                 The Invested Amount as of ______
                 (the last day of the Revolving Period)
                                            Class A             $          0.00
                                            Class B             $          0.00
                                            CIA                 $          0.00
                                                                ---------------
                                            Total               $          0.00

             (e) The Fixed/Floating Allocation Percentage:
                                            Class A                       2.089%
                                            Class B                       0.164%
                                            CIA                           0.264%
                                                                          -----
                                            Total                         2.517%



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
Page 4

  4.  Delinquent Balances.
      --------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                         $  523,039,137.84
      (b) 60 - 89 days                                         $  360,377,650.49
      (c) 90 - 119 days                                        $  257,849,955.32
      (d) 120 - 149 days                                       $  201,924,585.92
      (e) 150 - 179 days                                       $  161,401,435.12
      (f) 180 or more days                                     $            0.00
                                          Total                $1,504,592,764.69

   5. Monthly Investor Default Amount.
      --------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible
          during the Monthly Period allocable to the
          Invested Amount (the aggregate "Investor Default
          Amount")
                                          Class A              $    3,137,269.46
                                          Class B              $      246,295.93
                                          CIA                  $      396,476.37
`                                                              -----------------
                                          Total                $    3,780,041.76

   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      -----------------------------------------------------

      (a) The aggregate amount of Class A Investor Charge-
          Offs and the reductions in the Class B Invested
          Amount and the CIA
                                          Class A              $            0.00
                                          Class B              $            0.00
                                          CIA                  $            0.00
                                                               -----------------
                                          Total                $            0.00

      (b) The amounts set forth in paragraph 6(a) above, per
          $1,000 original certificate principal amount (which
          will have the effect of reducing, pro rata, the
          amount of each Certificateholder's investment)
                                          Class A              $            0.00
                                          Class B              $            0.00
                                          CIA                  $            0.00
                                                               -----------------
                                          Total                $            0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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             (c) The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                    Class A                       $         0.00
                                    Class B                       $         0.00
                                    CIA                           $         0.00
                                                                  --------------
                                    Total                         $         0.00

             (d) The amounts set forth in paragraph 6(c) above,
                 per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                       $         0.00
                                    Class B                       $         0.00
                                    CIA                           $         0.00
                                                                  --------------
                                    Total                         $         0.00

          7. Investor Servicing Fee
             ----------------------
             (a) The amount of the Investor Monthly Servicing Fee
                 payable by the Trust to the Servicer for the Monthly Period

                                    Class A                       $   825,000.00
                                    Class B                       $    64,625.00
                                    CIA                           $   104,375.00
                                                                  --------------
                                    Total                         $   994,000.00

          8. Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated CIA
                 and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
                 Default Amounts or Investor Charge-Offs for the prior month.

                                    Class B                       $         0.00
                                    CIA                           $         0.00
                                                                  --------------
                                    Total                         $         0.00

          9. Collateral Invested Amount
             --------------------------
             (a) The amount of the Collateral Invested Amount
                 as of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be made
                 in respect of the preceding month                $83,500,000.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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              (b) The Required CIA Invested Amount as of the
                  close of business on the related Distribution
                  Date after giving effect to withdrawals,
                  deposits and payments to be made in respect
                  of the preceding month                       $  83,500,000.00

          10. The Pool Factor
              ---------------
                  The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                 1.00000000
                                             Class B                 1.00000000
                                             Total                   1.00000000

          11. The Portfolio Yield
              -------------------
               The Portfolio Yield for the related Monthly
               Period                                                     12.50%

          12. The Base Rate
              -------------
               The Base Rate for the related Monthly Period                4.43%



      C   Information Regarding the Principal Funding Account
          ---------------------------------------------------

            1.  Accumulation Period

            (a) Accumulation Period Commencement Date                02/01/2002

            (b) Accumulation Period Length (months)                           1

            (c) Accumulation Period Factor                                30.79

            (d) Required Accumulation Factor Number                           8

            (e) Controlled Accumulation Amount                 $ 660,000,000.00

            (f) Minimum Payment Rate (last 12 months)                     12.86%


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
       Page 7

            2. Principal Funding Account
               -------------------------

               Beginning Balance                                       $   0.00
                   Plus: Principal Collections for related
                         Monthly Period from Principal Account             0.00
                   Plus: Interest on Principal Funding Account
                         Balance for related Monthly Period                0.00

                   Less: Withdrawals to Finance Charge Account             0.00
                   Less: Withdrawals to Distribution Account               0.00
                                                                       --------
               Ending Balance                                              0.00

            3. Accumulation Shortfall
               ----------------------

                     The Controlled Deposit Amount for the
                     previous Monthly Period                           $   0.00

               Less: The amount deposited into the Principal
                     Funding Account for the Previous Monthly
                     Period                                            $   0.00

                     Accumulation Shortfall                            $   0.00

                                                                       --------
                     Aggregate Accumulation Shortfalls                 $   0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                     Covered Amount                                    $   0.00

               Less: Principal Funding Investment Proceeds             $   0.00

                                                                       --------
                     Principal Funding Investment Shortfall            $   0.00
                                                                       --------

      D. Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage           0.00000%

               (b) Required Reserve Account Amount ($)                 $   0.00
                   .5% of Invested Amount or other amount
                   designated by Transferor)

               (c) Required Reserve Account Balance after effect of
                   any transfers on the Related Transfer Date          $   0.00

               (d) Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date         $   0.00


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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            2.  Reserve Account Investment Proceeds
                -----------------------------------
                Reserve Account Investment Proceeds transferred to
                the Finance Charge Account on the Related
                Transfer Date                                         $    0.00

            3.  Withdrawals from the Reserve Account
                ------------------------------------
                Total Withdrawals from the Reserve Account
                transferred to the Finance Charge Account on
                the related Transfer Date (1 (d) plus 2 above)        $    0.00

            4.  The Portfolio Adjusted Yield
                ----------------------------
                The Portfolio Adjusted Yield for the related
                Monthly Period                                             7.04%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                First USA Bank, National Association
                                as Servicer



                                By:  /s/ Tracie Klein
                                     -------------------------------
                                     Tracie Klein
                                     First Vice President